Exhibit 99.1
SECURITIES EXCHANGE AGREEMENT
     THIS SECURITIES EXCHANGE AGREEMENT (this “Agreement”), dated as of August 10, 2007, by and among MRV Communications, Inc., a Delaware corporation, with headquarters located at 20415 Nordhoff Street, Chatsworth, CA 91311 (the “Company”), and Deutsche Bank AG, London Branch (the “Investor”), acting through its agent Deutsche Bank Securities Inc. (“DBSI”).
     WHEREAS:
     A. The Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of June 1, 2003 (the “Securities Purchase Agreement”), pursuant to which the Investor purchased from the Company a convertible note in the original principal amount of $23,000,000 (the “Convertible Note”), which is convertible into shares of the Company’s common stock, par value $0.0017 per share (the “Common Stock”), in accordance with the terms of the Convertible Note;
     B. Upon the terms and conditions set forth in this Agreement, the Investor wishes to exchange, and the Company wishes to allow the Investor to exchange, the Convertible Note (including all principal thereof and accrued but unpaid interest thereon) for 11,900,000 (subject to equitable adjustment for any stock split, stock dividend, stock combination, recapitalization or other similar transaction after the date hereof and effected prior to the Exchange Closing Date (as defined below)) shares of Common Stock (the “Shares”);
     C. The exchange of the Convertible Note for the Shares is being made in reliance upon the exemption from securities registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”); and
     NOW THEREFORE, the Company and the Investor hereby agree as follows:
     1. AUTHORIZATION AND EXCHANGE OF THE CONVERTIBLE NOTE.
          (a) Authorization. The Company will, prior to the Exchange Closing (as defined below), duly authorize the issuance of the Shares to the Investor in exchange for the Convertible Note.
          (b) Exchange of the Convertible Note. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, the Investor shall tender to the Company on the Exchange Closing Date the Convertible Note, and in exchange therefor, the Company shall issue the Shares to the Investor.
          (c) Exchange Closing Date. The date and time of the closing (the “Exchange Closing”) shall be 10:00 a.m. Central Time, on August 10, 2007, or such other date as is mutually agreed to by the Company and the Investor (the “Exchange Closing Date”), subject to notification of satisfaction (or waiver) of the conditions to the Exchange Closing set forth in

Sections 6 and 7. The Exchange Closing shall occur on the Exchange Closing Date at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Chicago, Illinois 60661.
          (d) Deliveries.
     (i) Deliveries by the Company. On the Exchange Closing Date, the Company shall deliver to the Investor:
     (A) the Shares through The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program by crediting such number of Shares to the Investor’s balance account with DTC through its Deposit Withdrawal Agent Commission system in accordance with the Investor’s written instructions (which Shares shall be free from any restrictive legend and from any stop order),
     (B) an officer’s certificate pursuant to Section 7(c) hereof,
     (C) the opinion of Kirkpatrick and Lockhart Preston Gates Ellis LLP, in such form as shall be reasonably satisfactory to the Investor,
     (D) a secretary’s certificate pursuant to Section 7(e) hereof, and
     (E) a letter from the Company’s transfer agent pursuant to Section 7(f) hereof.
     (ii) Deliveries by the Investor. On the Exchange Closing Date, the Investor shall deliver to the Company the Convertible Note, in genuine and unaltered form.
     2. INVESTOR’S REPRESENTATIONS AND WARRANTIES.
     The Investor represents and warrants with respect to only itself that:
          (a) Organization; Qualified Institutional Buyer. The Investor is a German banking corporation, organized and existing under the laws of the Federal Republic of Germany and registered under Schedule 21A to the Companies Act 1985 as having established a branch in England and Wales. The Investor is a “qualified institutional buyer” as defined in Rule 144A(a)(1), other than Rule 144A(a)(1)(H), under the 1933 Act. The Convertible Note is held on the Investor’s behalf in, and is being delivered to the Company from, New York.
          (b) Authorization; Enforcement; Validity. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.

          (c) Title to the Convertible Note. Investor holds of record (and at all times since the Closing Date (as defined in the Securities Purchase Agreement) has held of record) the Convertible Note, free and clear of any restrictions on transfer (other than any restrictions under the 1933 Act and state securities laws and any restrictions under the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement)), taxes, liens, encumbrances, or demands. Investor is not a party to any option, purchase right, or other contract or commitment (other than this Agreement) that could require Investor to sell, transfer, or otherwise dispose of the Convertible Note or the shares of Common Stock issuable upon conversion of the Convertible Note.
          (d) Solicitation. Investor has not paid or given, directly or indirectly, any commission or other remuneration for soliciting the exchange of the Convertible Note for the Shares contemplated hereby. The Investor has no actual knowledge of any facts that would lead it to the conclusion that the Company is disqualified from relying on the exemption afforded by Section 3(a)(9) of the 1933 Act in connection with the exchange of the Convertible Note for the Shares.
          (e) Restricted Securities. The Investor understands that the Shares are characterized as “restricted securities” under the 1933 Act inasmuch as they are being acquired in exchange for the Convertible Note which is a “restricted security” and that under the 1933 Act and applicable regulations thereunder the Shares may be resold without registration under the 1933 Act only in certain limited circumstances (including pursuant to Rule 144(k) under the 1933 Act (“Rule 144(k)”). The Investor is familiar with Rule 144 under the 1933 Act (including Rule 144(k)), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that the Company is under no obligation to register any of the Shares to be issued in exchange for the Convertible Note.
          (f) Not 10% Stockholder or Affiliate. Immediately following the issuance to the Investor of the Shares on the Exchange Closing Date pursuant to this Agreement and based upon the Company’s representation in Section 3(d) hereof, the Investor will not beneficially own (and will not be part of a “group,” within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), that beneficially owns), in the aggregate, 10.0% or more of the total outstanding shares of Common Stock, and will not have beneficially owned (and will not have been part of a “group,” within the meaning of Rule 13d-5(b) under the 1934 Act, that beneficially owned) 10.0% or more of the total outstanding shares of Common Stock at any time during the three months immediately preceding the Exchange Closing Date. The Investor is not, has not been at any time during the three months immediately preceding the Exchange Closing Date and will not become as a result of the issuance of the Shares contemplated by this Agreement, an “affiliate” of the Company, as that term is defined in Rule 144 under the 1933 Act.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          The Company represents and warrants to the Investor that:

          (a) Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.
          (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement including the issuance of the Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Shares, has been duly authorized by the Company’s Board of Directors, and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity.
          (c) No Stockholder Approval. The Company is not, and will not be, required (under the rules and regulations of the Principal Market (as defined below) or otherwise) to obtain the approval of its stockholders with respect to the execution and performance of this Agreement or the issuance of the Shares to the Investor. Without limiting the foregoing, except for its sale to the Investor of the Convertible Note in June 2003, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance and exchange of the Shares for the Convertible Note to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions (under the rules and regulations of the Principal Market or otherwise), nor will the Company take any action or steps that would cause the offering of the Shares to be integrated with any other such offerings.
          (d) Capitalization. As of the date hereof, the authorized common stock of the Company consists of 320,000,000 shares of Common Stock, of which as of August 6, 2007, 146,228,913 shares (including 48,000 shares held in the name of the Company) are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of the Company’s common stock are subject to preemptive rights or any other similar rights (arising under Delaware law, the Company’s Amended and Restated Certificate of Incorporation, as amended and in effect on the date this representation is made (the “Certificate of Incorporation”), or the Company’s By-laws, as amended and in effect on the date this representation is made (the “By-Laws") or any agreement or instrument to which the Company is a party) or any liens or encumbrances granted or created by the Company. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares as described in this Agreement. The Company has furnished to the Investor true and correct copies of the Certificate of Incorporation and the By-laws.

          (e) Issuance of the Shares. As of the Exchange Closing, the Shares will have been duly authorized and, upon issuance in accordance with the terms hereof, will be (i) validly issued, fully paid and non-assessable, and (ii) free from all taxes, liens and charges with respect to the issuance thereof. Subject to the truth and accuracy of the Investor’s representations in Section 2 hereof, the issuance of the Shares to the Investor in exchange for the Convertible Note is exempt from registration under the 1933 Act and any applicable state securities laws, and as long as the Shares are not held by an “affiliate” of the Company (within the meaning of Rule 144(a)(1) under the 1933 Act), the Shares will be freely tradeable without restriction pursuant to Rule 144(k) under the 1933 Act or under any applicable state securities laws, and the Company shall not at any time, directly or indirectly, take any position or action inconsistent therewith. The Company acknowledges and agrees that the Investor is not, nor at any time prior to the date hereof, has been, nor as a result of holding the Shares will be (and the Company shall not take any position that the Investor is, or has at any time been) an “affiliate” of the Company within the meaning of Rule 144(a)(1) under the 1933 Act.
          (f) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the NASDAQ Global Market (the “Principal Market”)) applicable to the Company or by which any property or asset of the Company is bound or affected. Except for (i) notices to the NASDAQ Global Market regarding (x) the issuance of those shares of Common Stock included in the Shares that are issuable in addition to the number of shares of Common Stock originally issuable upon conversion of the Convertible Note, and (y) the change by more than 5% of the Company’s outstanding shares of Common Stock as a result of its issuance of the Shares in exchange for the Convertible Note as contemplated by this Agreement, (ii) the filing of a Current Report on Form 8-K with the SEC publicly reporting this Agreement and the related issuance of the Shares and (iii) such filings as may be required under the state securities or blue sky laws of the States of California and New York (the notices and filings required to be made pursuant to clauses (i), (ii) and (iii) being referred to as the “Required Filings”), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, including the issuance of the Shares in accordance with the terms hereof .
          (g) SEC Documents; Financial Statements. Except as disclosed in the SEC Documents (as hereinafter defined) or as expressly permitted in accordance with Item 9.01 of Form 8-K, (i) since December 31, 2006 the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents")and (ii) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that are not material).
          (h) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the exchange of the Shares for the Convertible Note.
          (i) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made, nor will make, any offers or sales of any security or solicited, nor will solicit, any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the 1933 Act. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, taken, nor will take, any other action or steps that would require registration of the issuance of any of the Shares under the 1933 Act.
          (j) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Shares and the Investor’s ownership of the Shares.
          (k) Information. Neither the Company nor any of its officers, directors, employees or agents have provided the Investors with any material nonpublic information, other than information relating to this Agreement and the transactions contemplated hereby, all of which information will be disclosed in the Announcing Form 8-K (as defined below).

          (l) Solicitation. The Company has not paid or given, directly or indirectly, any commission or other remuneration for soliciting the exchange of the Convertible Note for the Shares contemplated hereby.
     4. COVENANTS.
          (a) Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 and Section 7 of this Agreement.
          (b) Listing. So long as the Common Stock is listed for trading on the Principal Market or any other securities exchange or trading market, the Shares will be listed for trading on such exchange or market.
          (c) Disclosure of Transactions and Other Material Information. At or before 8:30 a.m. (Eastern Time) on August 13, 2007, the Company shall file a Current Report on Form 8-K (the “Announcing Form 8-K”) with the SEC describing the terms of the transactions contemplated by this Agreement and including as an exhibit to the Announcing Form 8-K this Agreement, in the form required by the 1934 Act, and neither the Company nor the Investor shall issue any press release or any other public statement with respect to the transaction contemplated by this Agreement prior to such filing of the Announcing 8-K. From and after the filing of the Announcing Form 8-K with the SEC, the Investor shall not be in possession of any material nonpublic information received from the Company or any of its respective officers, directors, employees or agents. The Company shall not, and shall cause each of its respective officers, directors, employees and agents not to, provide the Investor with any material nonpublic information regarding the Company from and after the filing of the Announcing Form 8-K with the SEC without the express written consent of the Investor. Subject to the foregoing and except for the Announcing Form 8-K, neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement or disclosing the name of the Investor; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by applicable law and regulations or as directed by the Principal Market (provided that, in any such case the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
          (d) Required Filings. The Company shall make all of the Required Filings on a timely basis.
          (e) Expenses. Subject to Section 9(k), the Company shall reimburse the Investor for the Investor’s reasonable attorney’s fees and expenses in due diligence and negotiating and preparing this Agreement. Any amounts requested by the Investor for reimbursement of expenses pursuant to this Section 4(e) shall be paid by the Company to the

Investor promptly.
     5. TRANSFER AGENT INSTRUCTIONS.
          No certificates representing any Shares shall bear any restrictive legend. The Company warrants that the Shares shall be freely transferable on the books and records of the Company and the Company shall not at any time issue any stop transfer instructions, nor permit any stop transfer instructions to be issued, to its transfer agent with respect to the Shares. The Company shall permit the transfer of the Shares and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Investor and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
     6. CONDITIONS TO THE COMPANY’S OBLIGATIONS AT THE EXCHANGE CLOSING.
          The obligation of the Company to exchange the Shares for Investor’s Convertible Note at the Exchange Closing is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:
          (a) The Investor shall have delivered to the Company the Convertible Note.
          (b) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time, and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Exchange Closing Date.
     7. CONDITIONS TO THE INVESTOR’S OBLIGATIONS AT THE EXCHANGE CLOSING.
          The obligation of the Investor hereunder to exchange the Convertible Note for the Shares at the Exchange Closing is subject to the satisfaction, at or before the Exchange Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have credited the number of Shares to the Investor’s balance account with DTC through its Deposit Withdrawal Agent Commission system in accordance with the Investor’s written instructions (which Shares shall be free from restrictive legend and from any stop order).
          (b) The Common Stock shall not have been suspended by the SEC or the Principal Market from trading on the Principal Market; and the Shares shall be listed on the Principal Market.
          (c) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time, and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Exchange Closing Date. The Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Exchange Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor.
          (d) The Investor shall have received the opinion of Kirkpatrick and Lockhart Preston Gates Ellis LLP dated as of the Exchange Closing Date, in the form of Exhibit A attached hereto.
          (e) The Company shall have delivered to the Investor a secretary’s certificate, dated as of the Exchange Closing Date, certifying as to (i) the resolutions of the Company’s Board of Directors approving this Agreement and the transactions contemplated thereby, (ii) the Certificate of Incorporation and (iii) the By-laws, each as in effect at the Exchange Closing Date.
          (f) The Company shall have delivered to the Investor a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days prior to the Exchange Closing Date.
          (g) The Company shall have made all of the Required Filings that, pursuant to applicable law, rule, regulation or listing standards are required to be made prior to the Exchange Closing.
     8. INDEMNIFICATION. In consideration of the Investor’s execution and delivery of this Agreement and in addition to all of the Company’s obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any

Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby; (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby; or (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and (y) is not a stockholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby, or (ii) the status of the Investor the Shares as an investor in the Company, except (in the case of this clause (c) only) to the extent such loss, liability, damage or expense directly arises from (A) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or (B) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.
     9. MISCELLANEOUS.
          (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each of the parties hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (b) Counterparts. This Agreement may be executed in identical counterparts, all of which shall be considered one and the same agreement and shall become effective when the counterparts have been signed by each party and delivered to the other party. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Neither party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.
          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
          (e) Entire Agreement; Effect on Prior Agreements; Amendments.
     (i) This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters expressly discussed herein (including all agreements between the Investor and the Company executed in connection with the issuance and sale to the Investor of the Convertible Note and with respect to the shares of Common Stock issuable upon conversion of the Convertible Note), and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters expressly covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.
     (ii) No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Investor.
          (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. Unless such party has indicated another address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice five (5) days prior to the effectiveness of such change, the addresses and facsimile numbers for such communications shall be:
If to the Company:
MRV Communications, Inc.
20415 Nordhoff Street
Chatsworth, CA 91311
Telephone: (818) 773-0900
Facsimile: (818) 407-5656
Attention: Noam Lotan
With a copy to:
Kirkpatrick and Lockhart Preston Gates Ellis LLP
10100 Santa Monica Boulevard
Seventh Floor
Los Angeles, CA 90067
Telephone: (310) 552-5033
Facsimile: (310) 552-5001
Attention: Mark A. Klein, Esq.
If to the Transfer Agent:
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
Telephone: (718) 921-8293
Facsimile: (718) 921-8334
Attention: Isaac Kagen
If to the Investor:
Deutsche Bank AG, London Branch
c/o Deutsche Bank AG
60 Wall Street, 4th Floor
New York, NY 10005
Telephone: (212) 250-4990
Facsimile: (212) 797-9361
Attention: John Arnone

With a copy to each of:
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone: (312) 902-5493
Facsimile: (312) 577-8858
Attention: Mark D. Wood, Esq.
QVT Financial LP
1177 Avenue of the Americas
New York, NY 10036
Telephone: (212) 705-8800
Facsimile: (212) 705-8840
Attention: Tracy Fu
     Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign some or all of its rights hereunder (i) to a Permitted Transferee (as defined below) without the consent of the Company and (ii) to a person which is not a Permitted Transferee with the prior consent of the Company, which consent shall not be unreasonably withheld; in which event such assignee shall be deemed to be the Investor hereunder with respect to such assigned rights; provided, however, that any such assignment shall not release the Investor from its obligations hereunder unless such obligations are assumed by such assignee. For purposes of this Section 9(g), a “Permitted Transferee” means (i) an Affiliate (as defined below) of the Investor, or (ii) any entity which has the same investment advisor or manager or trading advisor or manager as the Investor or an Affiliate of the Investor; “Affiliate” means, with respect to any person or entity, another person or entity that, directly or indirectly, (A) has a 5% or more equity interest in that person or entity, (B) controls that person or entity, (C) is controlled by that person or entity, or (D) is under common control with that person or entity; and “Control” or “controls” means that a person or entity has the power, directly or indirectly, to conduct or govern the policies of another person or entity.
          (h) No Third Party Beneficiaries. Except with respect to Section 9(o), this

Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          (i) Survival. Unless this Agreement is terminated under Section 9(k), the representations and warranties of the Company and the Investor contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Exchange Closing.
          (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (k) Termination. In the event that the Exchange Closing shall not have occurred on or before August 14, 2007 due to the Company’s or the Investor’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Investor pursuant to this Section 9(k), the Company shall remain obligated to reimburse the Investor for the expenses described in Section 4(e) above.
          (l) Financial Advisor. The Company shall be responsible for the payment of any financial advisory fees or brokers’ commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including attorney’s fees and out-of-pocket expenses) arising in connection with any such claim made against the Investor for such fees.
          (m) No Strict Construction; Rules of Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and the use of the word “including” in this Agreement shall be by way of example rather than limitation.
          (n) Remedies. The Investor shall have all rights and remedies set forth in this Agreement and all rights and remedies which have been granted at any time under any other agreement or contract and all of the rights which the Investor has under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          (o) Releases.
     (i) The Company hereby agrees that, as of the date hereof, the Company releases the Investor and its affiliates and subsidiaries and their respective officers, directors, partners, members, managers, employees, stockholders, agents and representatives, as well as their respective successors and assigns, from any and all claims, obligations, rights, causes of action and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before such date, which any such person ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement), other than with respect to Investor’s obligations under this Agreement.
     (ii) Investor hereby agrees that, as of the date hereof, Investor releases the Company and its affiliates and subsidiaries and their respective officers, directors, partners, members, managers, employees, stockholders, agents and representatives, as well as their respective successors and assigns, from any and all claims, obligations, rights, causes of action and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before such date, which any such person ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement), other than with respect to the Company’s obligations under this Agreement.
     10. DESIGNATED AGENT. Each party hereto agrees that (a) DBSI (i) shall act as the “designated agent” for the Investor and the Company in connection with this Agreement, pursuant to instructions received by the Investor and the Company, but only to the extent contemplated by Rule 15a-6 under the 1934 Act, (ii) is not a principal to this Agreement, and (iii) shall have no responsibility or liability (including, without limitation, by way of guarantee, endorsement or otherwise) to any party in respect of this Agreement, including, without limitation, in respect of the failure of a party to pay or perform under this Agreement and (b) it will not proceed against DBSI to collect or recover any obligation owed to such party under this Agreement. Notwithstanding anything to the contrary herein, all notices, communications, demands or deliveries of funds or securities hereunder between the Investor and the Company shall be effected through DBSI acting as agent.
* * * * * *

     IN WITNESS WHEREOF, the Investor and the Company have caused this Exchange and Termination Agreement to be duly executed as of the date first written above.

COMPANY:		INVESTOR:

MRV COMMUNICATIONS, INC.		DEUTSCHE BANK AG, LONDON
BRANCH

By:	/s/ Noam Lotan Name: Noam Lotan	By:	/s/ Andrea Leung Name: Andrea Leung
	Title: Chief Executive Officer		Its: AIF

		By:	/s/ Sunil Hariani Name: Sunil Hariani
Its: AIF

DBSI:

DEUTSCHE BANK SECURITIES INC.,
acting solely as Agent for Deutsche Bank AG, London Branch

		By:	/s/ Andrea Leung Name: Andrea Leung
Its: Managing Director

		By:	/s/ Sunil Hariani Name: Sunil Hariani
Its: Director